                                                                   EXHIBIT 23.1


                        CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-79826) of Newfield Exploration Company of our report dated June 13, 2002 relating to the financial statements of the Newfield Exploration Company 401(k) Plan, which appears in this Form 11-K.


/s/ PRICEWATERHOUSECOOPERS LLP
Hartford, Connecticut
June 24, 2002